UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-24003

Coller Private Credit Secondaries

(Exact name of registrant as specified in charter)

950 Third Avenue

New York, New York 10022

(Address of principal executive offices) (zip code)

Radin Ahmadian

950 Third Avenue

New York, New York 10022

(212) 644-8500

(Name, Address and Telephone Number of Person Authorized to Receive Notices and
Communications on Behalf of the Filing Person(s))

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 644-8500

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Item 1. Report to Shareholders.

(a)	The annual report (the “Report”) of Coller Private Credit Secondaries (the “Fund”) for the period June 27, 2025 (effectiveness of the Fund’s registration statement under the Securities Act of 1933) through March 31, 2026, is attached herewith:

Annual Report

Coller Private Credit Secondaries

March 31, 2026

Table of Contents

Page
Management's Discussion of Fund Performance (Unaudited)	1-6
Report of Independent Registered Public Accounting Firm	7
Consolidated Schedule of Investments	8-10
Consolidated Statement of Assets and Liabilities	11
Consolidated Statement of Operations	12
Consolidated Statement of Changes in Net Assets	13-14
Consolidated Statement of Cash Flows	15
Consolidated Financial Highlights	16-17
Notes to Consolidated Financial Statements	18-36

Coller Private Credit Secondaries

Dear Investor,

Coller Capital is pleased to present the inaugural Annual Report for Coller Private Credit Secondaries ("CollerCredit" or "the Fund") for the period from July 1, 2025 (commencement of operations) to March 31, 2026. Please find enclosed a summary of fund performance, portfolio breakdown, and financial statements for the period.

Background on Coller Capital and Private Wealth Secondaries Solutions

Coller Capital, founded in 1990, is one of the world's leading investors in the secondary market for private assets and widely acknowledged as an innovator and specialist in secondaries.

The Firm provides liquidity solutions to private market investors worldwide, acquiring interests in private equity, private credit, and other private market assets. With headquarters in London and offices across North America, Europe, and Asia Pacific, Coller's multinational investment team has a truly global reach, operating across 12 offices worldwide.

In February 2023, Coller Capital announced the creation of its global Private Wealth Secondaries Solutions (PWSS) business to provide high-net-worth individuals with greater access to private capital markets. Leveraging Coller Capital's extensive track record as a global leader in the secondary market for private assets, PWSS has developed a series of tailored offerings featuring easier access and enhanced liquidity.

The Fund's investment objective is to provide long-term investment returns by investing primarily in an actively managed portfolio of credit assets acquired on a secondary basis. The portfolio is broadly diversified across vintages, managers, industrial sectors, and geographies, with a core focus on senior direct lending opportunities and the flexibility to invest across other credit strategies opportunistically where risk-adjusted returns and liquidity profiles are deemed appropriate.

Investment Portfolio Summary and Process

Today, Coller Capital is one of the largest private market secondary managers globally, with $54 billion1 in assets under management. The Firm has been 100% dedicated to secondaries since its inception, leading to the development of a highly specialist investment team supported by a platform dedicated to providing excellent secondaries analytics, reporting, and investor services.

Coller's 75 investment professionals are supported by a broader team of 326 employees globally2, bringing powerful advantages including in-depth coverage of local markets, complementary skill sets and experience, and well-established relationships with institutional investors and private credit managers. This depth of resource enables a highly proactive approach to origination and allows the team to perform rigorous due diligence across a broad range of opportunities, maintaining multiple investment options open until a final decision is required.

The Credit Investment Team deployed capital selectively over the period ended March 31, 2026, pursuing opportunities that complemented the Fund's diversified portfolio construction across geography, vintage, sector, and credit strategy. During the period, the team completed 17 new deals, spanning General Partner led ("GP-led") continuation vehicles, Limited Partner led ("LP-led") portfolio acquisitions, and co-investments, each selected for their ability to enhance the Fund's return profile while maintaining disciplined underwriting standards.

Coller Private Credit Secondaries

As of March 31, 2026, the CollerCredit portfolio comprises investments across 34 fund managers and approximately 1,660 portfolio companies, with approximately 3,440 underlying portfolio assets. The portfolio is predominantly senior secured, with 91% in debt and 65% in direct lending and senior credit strategies, providing meaningful downside protection. The portfolio is 88% floating rate and carries a weighted average spread of 6.8%, with a weighted average Earnings Before Interest, Taxes, Depreciation, and Amortization ("EBITDA") of $83 million across underlying borrowers. LP-led deals represent 53% of the portfolio and GP-led deals account for 47%.

Performance Overview

Since launching on July 1, 2025, CollerCredit has delivered a cumulative net total return3 of 8.75% for Class I shares with Q1 2026 alone contributing 2.06% to that return.

Performance across all three quarters since inception has been driven by three consistent sources of return: the attractive yields generated by the Fund's predominantly senior-secured holdings, entry discounts secured on new deals at close, and early value uplift from deals completed during the initial deployment phase.

In the Fund's inaugural quarter (Q3 2025), the primary contributors were Magnolia and Mogul. Magnolia, an LP-led acquisition of three opportunistic credit funds, carried a weighted average portfolio yield of 14% at the time of acquisition and was secured at a double-digit discount. Mogul, an LP-led transaction across four diversified Crestline-managed opportunistic credit funds with a 12% weighted average yield, also contributed positively following its funding in the quarter. As of September 30, 2025, the portfolio reflected a weighted average discount (reflects the average discount applied to a group of receivables or transactions, where each receivable's discount is weighted by its relative size) of 9% and an all-in yield (total yield on a debt instrument, encompassing various components such as interest rates, upfront fees, original issue discounts, and other costs associated with the indebtedness) of 11%.

In Q4 2025, performance continued to be supported by resilience across existing holdings and the attractive yields generated by the underlying portfolio. The Fund closed on four new deals in Q4 2025, the majority of which comprised 1st Lien (a legal claim that a lender holds on an asset, typically real estate, which secures a loan) and Unitranche (merges the features of senior debt (low-risk, lower interest) and subordinated or junior debt (higher-risk, higher interest) into a single credit facility governed by one loan agreement and one set of collateral documents) loans backed by high-quality sponsors, further supported returns.

In Q1 2026, performance was underpinned by continued resilience across existing holdings, with five new deals completed across large-scale diversified portfolios and high-conviction senior direct lending opportunities. The portfolio now comprises of investments across 34 managers and approximately 1,660 portfolio companies, with exposure deliberately diversified across geographies and industries to limit the impact of any single credit event or macro theme.

Coller Private Credit Secondaries

Performance of a $1,000,000 investment

This graph compares a hypothetical $1,000,000 investment in the Fund's Class I shares, from July 1, 2025 to March 31, 2026. The Fund's Class I share returns include reinvestment of all dividends and capital gains. Morningstar LSTA US Leveraged Loan Index is a market value weighted index designed to measure the performance of the US leveraged loan market based upon market weightings, spreads and interest payments. Past performance is not indicative of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale/repurchase of Fund shares. Please refer to the disclosures and prospectus for additional information.

Liquidity

We believe CollerCredit has ample liquidity to meet its obligations and is well-positioned to capitalize on investment opportunities in the year ahead. Coller aims to maintain a high investment level to increase return potential, whilst maintaining a prudent cash balance which is expected to be in the 5-10% of NAV range over the longer term. In addition, the Fund has access to a revolving credit facility which can be used to cover shorter term cash needs.

The Fund offers expected quarterly liquidity via a tender offer process of up to 5% of the Fund's NAV per quarter, subject to board approval. The Fund's Q2 2026 repurchase cut-off is June 15, 2026, with a valuation date of June 30, 2026, and settlement expected on or around August 19, 2026. Repurchases are not guaranteed, may be oversubscribed/prorated, are subject to Board approval and applicable law, and there is no assurance shareholders can tender the amount or timing desired.

Outlook

Private credit entered 2026 facing considerable headwinds – renewed trade tensions, market volatility, and heightened geopolitical risk – yet the asset class has continued to demonstrate the resilience and adaptability that has defined it through previous cycles.

Coller Private Credit Secondaries

Credit Quality

Trade tensions, market volatility, and heightened geopolitical risk throughout the first quarter of 2026 proved a testing environment for investor confidence across asset classes. Private credit was not immune to the sentiment shift, further exacerbated by continued stream of negative news headlines that contributed, at least in part, to an increase in redemption requests and heightened scrutiny around publicly listed Business Development Companies ("BDCs"). The market fundamentals, however, told a different story. In our view, the anxiety surrounding private credit is a sentiment-driven dislocation, that may create pockets of liquidity mismatch but is not a reflection of deteriorating credit quality. Recent macro shocks have not translated into systemic deterioration in private credit fundamentals and KBRA's (a credit agency's) Q1 2026 mid-market private credit overview characterised the quarter as stable despite volatility, with several key indicators reinforcing this view. Default rates by company count were 3.1% on a last-twelve-months ("LTM") basis as of the first quarter, representing an 80 basis point ("bps") improvement from the 3.9% level recorded in Q1 2025, marking the first decline since 2024.4 Stronger EBITDA growth supported a lift in median interest coverage to 1.6x, underpinning broader credit stability at the portfolio level. Despite this, we remain cautious that defaults may tick up and marks may soften, particularly among more leveraged and operationally challenged borrowers through the year.

AI & Software Impact

AI and software remained prominent themes in private credit markets during the first quarter. While AI-related disruption is likely to feature over time, it should in our view be considered as a medium to long term risk rather than a realised driver of defaults, given long-dated contracts, mission-critical software deployment, and high switching costs inherent in technology models. Current default dynamics in private credit remain fragmented and idiosyncratic, with no evidence of an AI-driven wave of failures – a view also shared by Proskauer, which noted that "default rates in the software and technology sector have remained relatively stable"5. At Coller, we continue to monitor software carefully. Our software portfolio is positioned with a below-market-weighting of approx. 10-11%, and no single software-position exceeds 1% of fund NAV. The average remaining duration of these exposures is around 2 years, compared to 5-6 years in a direct lending fund, meaning that we own these credits closer to maturity.

BDCs Pressure

The heightened scrutiny across private credit has created redemption pressure for semi-liquid vehicles and publicly listed BDCs, which could test the stability of these structures if outflows persist.

Dislocation Creating a Secondaries Opportunity

Against this backdrop, the credit secondary market is benefitting from an expanding pipeline of high-quality opportunities and attractive entry dynamics. In addition to the regular deal flow we see, there are new deal types emerging, as managers seek liquidity solutions across parts of the private credit ecosystem. We estimate this window of incremental opportunity to extend over the next 3 to 9 months, during which we expect increased deal flow from listed BDCs as well as interval funds/ non-traded BDCs as these vehicles are increasingly bringing high quality assets to the secondary market at wider discounts. Capitalising on such opportunities typically requires robust credit underwriting experience, sufficient scale, and established relationships to navigate asset selection and execution efficiently, capabilities very few credit secondary managers possess. Total secondary market transaction volume reached $40bn in the first quarter of 2026 with GP-leds capturing the larger share. Following a record year for credit secondaries, momentum has carried into a strong start to 2026. We screened nearly $20bn of opportunities in the first quarter, over twice the volume of Q1 2025 and we

Coller Private Credit Secondaries

expect continued and elevated GP and LP-led supply. The market is broadening beyond traditional direct lending portfolios to include more opportunistic and special situations transactions, reflecting both maturity of the asset class and a widening range of liquidity objectives among market participants. Despite this growth, credit secondary transaction volumes still represent only a small proportion of the overall private credit market, with turnover rate of around 1% highlighting significant runway for further expansion as the market matures.

Coller's long-standing presence in private credit secondaries continues to provide differentiated access to a wide range of opportunities. Our broad platform, deep GP relationships and proven ability to underwrite large, complex deals remain key advantages as the credit secondaries market evolves against a backdrop of macroeconomic uncertainty and rising liquidity needs across private markets.

Summary

The Coller team is pleased with the quality of the CollerCredit portfolio and the Fund's performance since inception. Since launching in July 2025, the Fund has grown to $505 million in NAV, comprising investments across 34 managers and approximately 1,660 portfolio companies, and has delivered cumulative net returns of 8.75% for Class I shareholders. The team is excited by the current market opportunities despite ongoing volatile conditions, and will continue to leverage the strength of the Coller Capital platform and its leadership position in the secondaries market to source attractive opportunities for the Fund.

On behalf of the Coller Capital Private Wealth Secondaries Solutions team, we thank you for your continued support.

Kind Regards, The Coller Capital Private Wealth Secondaries Solutions Team

Disclosures

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

Potential investors should be aware that an investment in the Coller Private Credit Secondaries (CollerCredit) (including any related overflow, co-investment, or other vehicles, the "Fund") is speculative and involves a high degree of risk, and is suitable only for those investors who have the financial sophistication and expertise to evaluate the merits and risks of an investment in the Fund and for which such Fund does not represent a complete investment program. An investment should only be considered by persons who can afford a loss of their entire investment. The following is a summary of only certain considerations and is qualified in its entirety by the more detailed risks and conflicts in the CollerCredit prospectus. Investors are urged to consult with their own tax and legal advisors about the implications of investing in the Fund. Fees and expenses can be expected to reduce the overall return of the Fund.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Coller Private Credit Secondaries. This and other important information about the Fund is contained in the prospectus. Please read the prospectus carefully before investing. The CollerCredit Prospectus can be found at: collercredit.com/us/documents.

Coller Private Credit Secondaries

There can be no assurance that any trends, expectations, projections, or opportunities described herein will occur or be realized, or that the Fund will be successful in identifying or capitalizing on any such opportunities. Any estimates regarding market size, transaction pipeline, timing, or expected opportunity sets are based on information available as of the date of this report and are subject to change without notice.

An investment in CollerCredit should only be considered by persons who can afford a loss of their entire investment. There can be no assurance that CollerCredit's investment objective will be achieved or that investors will receive a return on their capital. Any investment in CollerCredit entails risks, including but not limited to the risk of losing all or part of the amount invested. Past performance is not indicative of future results. Diversification does not eliminate the risk of experiencing investment loss.

C-SCOF Seed Vehicle, L.P. was reorganized into the Fund on July 1, 2025. The Fund and the Predecessor Fund are under common management. Performance for each investor will vary from overall fund performance, depending on the fee structure and timing of investment. The historical returns attributable to the Predecessor Fund do not represent the actual performance nor indicate future results of the Fund. The performance for periods prior to July 1, 2025 is that of the privately offered fund. Performance for the predecessor fund does not reflect the deduction of fees and returns would have been lower if the Fund's fees were applied.

The Fund is distributed by Paralel Distributors LLC. Paralel is unaffiliated with Coller Capital.

Footnotes

1.  AUM data is as of December 2025.

2.  Employee data is as of March 2026.

3.  The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4.  KBRA, Private Credit Q1 2026 Middle Market Compendium, April 2026.

5.  Proskauer, Private Credit Q1 2026, April 2026.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Coller Private Credit Secondaries

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Coller Private Credit Secondaries and its subsidiaries (the "Fund") as of March 31, 2026, the related consolidated statements of operations, changes in net assets, and cash flows, for the period from July 1, 2025 (commencement of operations) to March 31, 2026, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations, changes in its net assets, and its cash flows for the period from July 1, 2025 (commencement of operations) to March 31, 2026, and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2026 by correspondence with the custodian, brokers, and investment managers of investment funds; when replies were not received from the investment managers of investment funds, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

New York, New York
June 1, 2026

We have served as the auditor of one or more investment companies in the Coller Capital Complex since 2023.

Coller Private Credit Secondaries

Consolidated Schedule of Investments
March 31, 2026

Investment Funds	Geographic Region	Investment Strategy	Acquisition Date	Cost	Fair Value	% of Net Assets
Private Credit Investments (95.92%)
Structured Credit Investments (2.93%)
Blue Owl GP Stakes Atlas III FBN Investors L.P. – Class C ($15,000,000 Par Value)[a]	North America	Direct Lending / Senior Credit	9/12/2025	$15,000,000	$14,776,800	2.93%
Total Structured Credit Investments (2.93%)				$15,000,000	$14,776,800
Primary Investments (2.83%)
BSP Levered US SOF III (Senior Secured Opportunities) Fund L.P.[a]	North America	Direct Lending / Senior Credit	11/15/2025	1,311,002	1,346,522	0.27%
SPC Park Point, L.P.[a]	North America	Direct Lending / Senior Credit	1/30/2026	3,750,000	3,786,904	0.75%
Stepstone Private Credit Fund SP – Class I1[a]	North America	Direct Lending / Senior Credit	3/30/2026	3,040,000	3,040,000	0.60%
TPG AG CS Holdings Fund III, L.P.[a]	North America	Direct Lending / Senior Credit	12/15/2025	1,754,327	1,761,879	0.35%
ArrowMark CLO Equity Strategic Partners Fund II, L.P.[a]	North America	Structured Credit	2/19/2026	4,182,625	4,375,504	0.86%
Total Primary Investments (2.83%)				$14,037,954	$14,310,809
Secondary Investments (90.16%)
Alcentra European Credit Opportunities Fund III SCSp[a]	Europe	Direct Lending / Senior Credit	1/7/2026	921,690	1,075,289	0.21%
Alcentra European Direct Lending Fund IV (EUR) SCSp[a]	Europe	Direct Lending / Senior Credit	1/7/2026	13,610,779	14,450,018	2.86%
Pemberton Mid-Market Debt Fund III SCSp SICAV-RAIF – Class GBP[a]	Europe	Direct Lending / Senior Credit	7/1/2025	3,693,890	3,441,664	0.68%
Senior Loan Fund II (GBP) SLP[a]	Europe	Direct Lending / Senior Credit	7/1/2025	6,487,880	6,262,269	1.24%
ABRY Advanced Securities Fund II, L.P.[a]	North America	Direct Lending / Senior Credit	10/6/2025	81,303	90,716	0.02%
ABRY Advanced Securities Fund IV, L.P.[a]	North America	Direct Lending / Senior Credit	10/6/2025	4,781,812	4,773,853	0.94%
Ares Senior Direct Lending CV Offshore Feeder L.P.[a,b]	North America	Direct Lending / Senior Credit	2/6/2026	64,175,440	64,739,662	12.82%
BSP Debt Fund IV CV L.P.[a,b]	North America	Direct Lending / Senior Credit	8/26/2025	60,485,229	61,174,300	12.11%
HPS Specialty Loan International Fund V-L, L.P.[a]	North America	Direct Lending / Senior Credit	1/7/2026	1,380,955	1,501,430	0.30%
SSG PD CV 2025 L.P.[a,b]	North America	Direct Lending / Senior Credit	2/27/2026	52,610,544	54,426,769	10.77%
TPG Twin Brook Direct Lending Continuation Fund I, L.P.[a,b]	North America	Direct Lending / Senior Credit	8/27/2025	76,187,584	76,105,313	15.07%

The accompanying notes are an integral part of these Consolidated Financial Statements.

Coller Private Credit Secondaries

Consolidated Schedule of Investments
March 31, 2026 (continued)

Investment Funds	Geographic Region	Investment Strategy	Acquisition Date	Cost	Fair Value	% of Net Assets
ABRY Senior Equity V, L.P.[a]	North America	Junior Capital / Preferred	10/6/2025	$2,783,997	$4,372,972	0.87%
Dundee Rhythm, L.P.[a]	North America	Junior Capital / Preferred	10/16/2025	4,448,776	5,360,544	1.06%
Gemeaux Topco, L.P.[a]	North America	Junior Capital / Preferred	2/27/2026	8,508,341	8,508,341	1.68%
Crestline Opportunity Fund III (Europe) Cayman, Ltd.[a]	Europe	Opportunistic Credit	7/1/2025	6,057,197	7,348,394	1.45%
Mercer Private Investment Partners VI – Class D.0 GBP[a]	Global	Opportunistic Credit	7/1/2025	9,738,767	10,010,884	1.98%
Ares Pathfinder Fund (Offshore), L.P.[a]	North America	Opportunistic Credit	10/1/2025	489,051	659,275	0.13%
Ares Pathfinder Fund II (Offshore), L.P.[a]	North America	Opportunistic Credit	10/1/2025	1,744,469	1,951,080	0.39%
Ares Pathfinder Fund II, L.P.[a]	North America	Opportunistic Credit	10/1/2025	8,609,058	9,898,706	1.96%
Ares Pathfinder Fund, L.P.[a]	North America	Opportunistic Credit	10/1/2025	3,540,272	4,800,663	0.95%
Castlelake V, L.P.[a]	North America	Opportunistic Credit	1/7/2026	593,187	673,654	0.13%
Crestline Opportunity Fund III (Cayman), Ltd.[a]	North America	Opportunistic Credit	7/1/2025	6,676,598	6,626,837	1.31%
Crestline Opportunity Fund IV Onshore STE, L.P.[a]	North America	Opportunistic Credit	7/1/2025	10,490,822	12,140,407	2.40%
Crestline Opportunity Fund V Onshore T/STE, L.P.[a]	North America	Opportunistic Credit	7/1/2025	11,633,960	14,229,909	2.82%
CVI Credit Value Fund B V L.P.[a]	North America	Opportunistic Credit	1/7/2026	2,319,991	2,883,212	0.57%
Flexpoint Asset Opportunity Fund II-A, L.P.[a]	North America	Opportunistic Credit	10/1/2025	6,186,896	11,456,824	2.27%
Fortress Credit Opportunities Fund V Expansion (B) L.P.[a]	North America	Opportunistic Credit	10/1/2025	11,299,495	12,493,580	2.47%
Fortress Credit Opportunities Fund V Expansion (G) L.P.[a]	North America	Opportunistic Credit	10/1/2025	2,199,774	2,416,741	0.48%
GEMS Fund 5, L.P.[a]	North America	Opportunistic Credit	10/1/2025	11,588,699	11,040,044	2.19%
GEMS Fund 6, L.P.[a]	North America	Opportunistic Credit	10/1/2025	5,698,954	5,976,057	1.18%
HarbourVest Credit Opportunities Fund II L.P.[a]	North America	Opportunistic Credit	7/2/2025	5,857,230	8,403,560	1.66%
Linden Structured Capital Fund II L.P.[a]	North America	Opportunistic Credit	7/2/2025	3,301,194	4,534,600	0.90%
Linden Structured Capital Fund L.P.[a]	North America	Opportunistic Credit	7/2/2025	8,601,577	11,899,435	2.36%
RREF IV Debt Domestic Investors, L.P.[a]	North America	Opportunistic Credit	10/1/2025	8,185,946	8,327,203	1.65%
RREF IV Debt Offshore Investors, L.P.[a]	North America	Opportunistic Credit	10/1/2025	1,369,504	1,392,799	0.28%
Total Secondary Investments (90.16%)				$426,340,861	$455,447,004
Total Private Credit Investments (95.92%)				$455,378,815	$484,534,613

The accompanying notes are an integral part of these Consolidated Financial Statements.

Coller Private Credit Secondaries

Consolidated Schedule of Investments
March 31, 2026 (continued)

	Shares	Fair Value	% of Net Assets
Short-Term Investments (0.83%)
State Street Institutional U.S. Government Money Market Fund – Premier Class, 3.60%[c]	4,197,641	$4,197,641	0.83%
Total Short-Term Investments (Cost $4,197,641) (0.83%)		$4,197,641
Total Investments (Cost $459,576,456) (96.75%)		$488,732,254
Other Assets and Liabilities (3.25%)		$16,442,569
Net Assets (100.00%)		$505,174,823

a  Private Credit investments are generally issued in private placement transactions and as such are generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Consolidated Schedule of Investments. Total fair value of restricted investments as of March 31, 2026 was $484,534,613 or 95.92% of Shareholders' Capital.

b  Investment is a recently formed continuation vehicle.

c  The rate shown is the annualized seven-day yield as of March 31, 2026.

A summary of outstanding financial instruments at March 31, 2026 is as follows:

Foreign Currency Forward Contracts

Maturity Date	Counterparty	Currency Purchased	Currency Sold	Value	Unrealized Appreciation/ (Depreciation)
4/17/2026	State Street Bank & Trust Company	$17,327,450	£12,885,828	$16,992,110	$335,340
4/17/2026	State Street Bank & Trust Company	$13,439,815	€11,485,137	13,242,571	197,244
4/17/2026	State Street Bank & Trust Company	$2,868,815	£2,131,077	2,810,179	58,636
4/17/2026	State Street Bank & Trust Company	$1,778,750	€1,501,534	1,731,296	47,454
4/17/2026	State Street Bank & Trust Company	$136,483	€117,874	135,911	572
4/17/2026	State Street Bank & Trust Company	$75,374	£56,261	74,189	1,185
					$640,431

£  British Pound

€  Euro

The accompanying notes are an integral part of these Consolidated Financial Statements.

Coller Private Credit Secondaries

Consolidated Statement of Assets and Liabilities
March 31, 2026

Assets
Investment in Investment Funds, at fair value (cost $455,378,815)	$484,534,613
Investment in Short-Term Investments, at fair value (cost $4,197,641)	4,197,641
Cash and cash equivalents	18,540,651
Cash denominated in foreign currencies, at value (cost $1,087,320)	1,084,517
Unrealized appreciation on foreign currency forward contracts	640,431
Deferred offering costs	425,035
Prepaid expenses	134,082
Deferred financing cost	67,672
Due from Adviser	50,975
Dividends and interest receivable	457,834
Total Assets	510,133,451
Liabilities
Distributions payable	1,906,754
Professional fees payable	1,124,675
Advisory fees payable	725,727
Offering costs payable	376,511
Fund accounting and administration fees payable	354,805
Trustees' fees payable	88,691
Transfer agent fees payable	38,620
Servicing fee payable	13,460
Tax expense payable	505
Other payables	328,880
Total Liabilities	4,958,628
Commitments and contingencies (See Note 11 & 12)
Net Assets	$505,174,823
Composition of Net Assets
Paid-in capital	$487,434,551
Distributable earnings	17,740,272
$505,174,823
Class I Shares
Net assets	$494,141,722
Shares outstanding	95,220,241
Net asset value per share	$5.1895
Class S Shares
Net assets	$11,033,101
Shares outstanding	2,223,612
Net asset value per share	$4.9618

The accompanying notes are an integral part of these Consolidated Financial Statements.

Coller Private Credit Secondaries

Consolidated Statement of Operations
For the period from July 1, 2025 (Commencement of Operations) to March 31, 2026

Investment Income
Dividend income (includes distributions from Investment Funds and Money Market Fund)	$6,830,853
Interest income	4,102,705
Total Investment Income	10,933,558
Expenses
Advisory fees	3,876,560
Professional fees	2,557,132
Offering costs expense	665,154
Financing costs	582,921
Fund accounting and administration fees	236,527
Trustees' fees	135,123
Transfer agent fees	38,620
Fund Chief Compliance Officer fees	22,521
Servicing fee	13,460
Other operating expenses	85,212
Tax expenses	505
Total Expenses	8,213,735
Waivers/Reimbursements
Advisory fees voluntary waiver	(1,938,280)
Adviser Expense Limitation Agreement	(263,432)
Total Net Expenses	6,012,023
Net Investment Income	4,921,535
Net Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments, Foreign Currency and Foreign Currency Forward Contracts
Net realized gain/(loss) on:
Foreign Currency	143,263
Net change in unrealized appreciation/(depreciation) on:
Investment Funds	29,155,798
Foreign currency forward contracts	640,431
Foreign currency translations	(2,803)
Net Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments, Foreign Currency and Foreign Currency Forward Contracts	29,936,689
Net Increase in Net Assets from Operations	$34,858,224

The accompanying notes are an integral part of these Consolidated Financial Statements.

Coller Private Credit Secondaries

Consolidated Statement of Changes in Net Assets

For the period from July 1, 2025 (Commencement of Operations) to March 31, 2026
Operations:
Net investment income	$4,921,535
Net realized gain/(loss) on investments, foreign currency transactions and foreign currency forward contracts	143,263
Net change in unrealized appreciation/(depreciation) on investments, foreign currency translation and foreign currency forward contracts	29,793,426
Net Increase in Net Assets from Operations	$34,858,224
Distributions to Shareholders:
Class I Shares
From distributable earnings	$(17,536,494)
Class S Shares
From distributable earnings	(94,309)
Net decrease in Shareholders' Capital from distributions	$(17,630,803)
Fund Share Transactions:
Class I Shares[1]
Reorganization (Note 1)	$460,448,646
Proceeds from the sale of shares	4,842,848
Reinvestment of distributions	11,318,027
Capital Contribution from Adviser for additional shares[3]	106,285
Total Class I Shares Transactions	$476,715,806
Class S Shares[2]
Proceeds from the sale of shares	10,778,000
Reinvestment of distributions	30,256
Capital Contribution from Adviser for additional shares[3]	323,340
Total Class S Shares Transactions	11,131,596
Net increase in Net Assets from Capital Transactions	$487,847,402
Net Assets
Beginning of period, being commencement of operations	$100,000
End of period	$505,174,823

1  Class I commenced operations on July 1, 2025.

2  Class S commenced operations on February 1, 2026.

3  See Note 9.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Coller Private Credit Secondaries

Consolidated Statement of Changes in Net Assets (continued)

For the period from July 1, 2025 (Commencement of Operations) to March 31, 2026
Fund Share Transactions:
Class I Shares[1]
Shares outstanding at beginning of period	20,000
Shares issued from Reorganization	92,089,729
Shares sold	927,624
Reinvestment of distributions	2,162,568
Capital Contribution from Adviser for additional shares[3]	20,320
Shares outstanding at end of period	95,220,241
Class S Shares[2]
Shares sold	2,152,995
Reinvestment of distributions	6,027
Capital Contribution from Adviser for additional shares[3]	64,590
Shares outstanding at end of period	2,223,612

1  Class I commenced operations on July 1, 2025.

2  Class S commenced operations on February 1, 2026.

3  See Note 9.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Coller Private Credit Secondaries

Consolidated Statement of Cash Flows

For the period from July 1, 2025 (Commencement of Operations) to March 31, 2026
Cash flows from operating activities
Net increase in net assets from operations	$34,858,224
Adjustments to reconcile net increase in net assets from operations to net cash provided by/(used for) operating activities:
Net change in unrealized (appreciation)/depreciation on investments	(29,155,798)
Net change in unrealized (appreciation)/depreciation on foreign currency forward contracts	(640,431)
Purchases of Investment Funds[4]	(426,883,421)
Distributions received from Investment Funds	25,144,829
Net (purchases)/sales of Short-Term Investments	(4,197,641)
Changes in operating assets and liabilities:
(Increase)/decrease in dividends and interest receivable	(457,834)
(Increase)/decrease in due from Adviser	(50,975)
(Increase)/decrease in deferred offering costs	(425,035)
(Increase)/decrease in prepaid expenses	(134,082)
Increase /(decrease) in professional fees payable	1,124,675
Increase/(decrease) in offering costs payable	376,511
Increase/(decrease) in advisory fees payable	725,727
Increase/(decrease) in fund accounting and administration fees payable	354,805
Increase/(decrease) in trustees' fees payable	88,691
Increase/(decrease) in transfer agent fees payable	38,620
Increase/(decrease) in servicing fee payable	13,460
Increase/(decrease) in tax expense payable	505
Increase/(decrease) in other payables	328,880
Net cash provided by/(used for) in operating activities	$(398,890,290)
Cash flows from financing activities
Proceeds from the sale of shares[1]	15,620,848
Capital Contribution from Adviser for additional shares	429,625
Proceeds from Reorganization[4]	406,808,423
Dividend distributions paid[1]	(4,375,766)
Financing costs paid[3]	(67,672)
Net cash provided by/(used for) in financing activities	$418,415,458
Net increase/(decrease) in cash and cash equivalents	$19,525,168
Cash and cash equivalents at beginning of period	$100,000
Cash and cash equivalents at end of period[2]	$19,625,168

1  Excludes reinvestment of distributions amounting to $11,348,283.

2  Balance includes cash and cash equivalents and cash denominated in foreign currencies of $18,540,651 and $1,084,517, respectively.

3  Balance includes net financing costs paid of $650,953, less amortization of financing costs of $582,921.

4  Purchases of Investment Funds and Proceeds from Reorganization excludes cashless proceeds of $53,540,223. See Note 1.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Coller Private Credit Secondaries

Consolidated Financial Highlights

For the period from July 1, 2025 (Commencement of Operations) to March 31, 2026
Class I
Per share operating performance:
Net asset value per share, beginning of period	$5.0000
Income/(loss) from investment operations:
Net investment income[1]	0.0529
Net realized & unrealized gain/(loss)	0.3241
Total income/(loss) from investment operations	0.3770
Distributions to shareholders:
Net Investment income	(0.1875)
Total distributions to shareholders	(0.1875)
Net asset value per share, end of period	$5.1895
Total return[2,3,6]	7.57%
Ratios and supplemental data:
Net assets, end of period (000's)	$494,142
Ratios to average net assets:[4]
Total expenses, before waiver	2.20%[5]
Total expenses, net of Adviser limitation/reimbursement of other operating expenses	1.60%[5]
Net investment income/(loss), before waiver	0.80%[5]
Net investment income/(loss), after waiver and Adviser Expense Limitation Agreement	1.40%[5]
Portfolio turnover rate[3]	0%

1  Calculated using average units outstanding.

2  Total return based on net asset value calculated as the change in Shareholders' Net Asset Value per Share during the period, assuming distributions, if any, are reinvested on the effects of the performance of the Fund during the period.

3  Not annualized.

4  The ratios do not include investment income or expenses of the Investment Funds.

5  Net investment loss and net expenses have been annualized for any periods less than one year, except for any non-recurring income and expenses which are not annualized.

6  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Coller Private Credit Secondaries

Consolidated Financial Highlights (continued)

For the period from February 1, 2026 (Commencement of Operations) to March 31, 2026
Class S
Per share operating performance:
Net asset value per share, beginning of period	$5.0000
Income/(loss) from investment operations:
Net investment loss[1]	(0.0037)
Net realized & unrealized gain/(loss)	0.0156
Total income/(loss) from investment operations	0.0119
Distributions to shareholders:
Net investment income	(0.0501)
Total distributions to shareholders	(0.0501)
Net asset value per share, end of period	$4.9618
Total return[2,3,6]	0.23%
Ratios and supplemental data:
Net assets, end of period (000's)	$11,033
Ratios to average net assets:[4]
Total expenses, before waiver	3.30%[5]
Total expenses, net of Adviser limitation/reimbursement of other operating expenses	2.35%[5]
Net investment income/(loss), before waiver	(1.18)%[5]
Net investment income/(loss), after waiver and Adviser Expense Limitation Agreement	(0.23)%[5]
Portfolio turnover rate[3]	0%

1  Calculated using average units outstanding.

2  Total return based on net asset value calculated as the change in Shareholders' Net Asset Value per Share during the period, assuming distributions, if any, are reinvested on the effects of the performance of the Fund during the period.

3  Not annualized.

4  The ratios do not include investment income or expenses of the Investment Funds.

5  Net investment loss and net expenses have been annualized for any periods less than one year, except for any non-recurring income and expenses which are not annualized.

6  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Coller Private Credit Secondaries

Notes to Consolidated Financial Statements
March 31, 2026

1.  Organization

Coller Private Credit Secondaries ("CollerCredit" or the "Fund") is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company, which became effective on June 27, 2025 and had no operations prior to July 1, 2025 when CollerCredit issued its common shares of beneficial interest (the "Shares") only to eligible investors that are "accredited investors," as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the "Securities Act").

Coller Private Market Secondaries Advisors, LLC (the "Adviser"), an investment adviser registered with the SEC the Investment Advisers Act of 1940, as amended (the "Advisers Act"), serves as CollerCredit's investment adviser. The Adviser is an indirect, wholly owned subsidiary of CICAP Limited, a private limited company registered in England and Wales ("CICAP" and, together with its direct and indirect subsidiaries, "Coller Capital").

CollerCredit commenced operations on July 1, 2025, with $460,548,646, comprising of seed cash contributions of $100,000 and contributions in kind of $460,448,646, from C-SCOF Seed Vehicle L.P. ("Predecessor Fund"), which began operations in 2025. The contributions in-kind consisted of transferred investments, cash of $406,908,423, and other assets and liabilities. C-SCOF Seed Vehicle L.P., which reorganized (the "Reorganization") with and into CollerCredit, maintained an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund and at the time of the conversion of the Predecessor Fund was managed by an affiliate of the Adviser.

CollerCredit's investment objective is to provide long-term investment returns. The Fund makes investments directly and through its wholly-owned subsidiaries.

In pursuing its investment objective, CollerCredit intends to invest primarily in an actively managed portfolio of private credit assets. The Fund's investment exposure to these strategies is implemented via a variety of investment types that include: (i) investments in existing or newly formed private funds managed by unaffiliated asset managers ("Investment Funds"), (ii) investments in direct-lending assets issued primarily by private companies ("Direct Investments"); and (iii) investments alongside Investment Funds in direct-lending assets issued by private companies ("Co-Investments" and, collectively with Investment Funds and Direct Investments, "Private Credit Investments"). CollerCredit's investments will primarily be acquired through privately negotiated transactions from investors in Private Credit Investments and/or in connection with the restructuring of an Investment Fund or Co-Investment ("Secondary Investments"); and may also be made through primary commitments to newly formed Investment Funds or special purpose vehicles structured to invest in Co-Investments ("Primary Investments").

CollerCredit offers Class I, Class S and Class D shares ("Shares"). Each class of Shares has differing characteristics, particularly in terms of the Distribution and Servicing Fee (as defined below) that each class may be charged. The Fund may offer additional classes of Shares in the future. The Shares will generally be offered on the first business day of each month at the net asset value ("NAV") per share on that day. No person who is admitted as a shareholder of CollerCredit (a "Shareholder") will have the right to require the Fund to redeem its Shares.

The business operations of CollerCredit are managed and supervised under the direction of its Board of Trustees (the "Board"), subject to the laws of the State of Delaware and CollerCredit's Declaration and Agreement of Trust. The Board has overall responsibility for the management and supervision of the business operations of the Fund.

Coller Private Credit Secondaries

Notes to Consolidated Financial Statements
March 31, 2026 (continued)

2.  Significant Accounting Policies

The Fund is an investment company and applies the guidance set forth in Accounting Standards Codification ("ASC") 946, Financial Services – Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

a.  Basis of Accounting

The Fund's accounting and reporting policies conform with U.S. generally accepted accounting principles ("U.S. GAAP").

b.  Consolidation of Subsidiaries

The consolidated financial statements of the Fund include its wholly owned subsidiaries: C-SCOF Blocker 1 L.P., C-SCOF Investments 1, LLC, C-SCOF Acquisitions 1, LLC, C-SCOF Blocker 2-DE, L.P., C-SCOF Holdco 1, LLC and C-SCOF Holdings, LLC (collectively the "Subsidiaries").

The Fund may make investments through its Subsidiaries. Such Subsidiaries are not registered under the 1940 Act. The Board has oversight responsibility for the investment activities of the Fund, including its investment in any subsidiary. To the extent applicable, the subsidiary will follow the same compliance policies and procedures as the Fund. The Fund would "look through" any such Subsidiary to determine compliance with its investment policies. All intercompany balances and transactions have been eliminated in consolidation.

The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights of the Fund include the accounts of the Subsidiaries.

c.  Valuation of Investments

Investments include short-term investments, primary and secondary investments in private credit funds, and structured credit assets and direct-lending in credit assets issued primarily by unlisted companies ("Primary Investments" and "Secondary Investments", respectively, and together, with structured credit assets and direct-lending, "Investment Funds").

The Fund values its investments in accordance with ASC 820, Fair Value Measurements ("ASC 820"), which defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the applicable measurement date. The Fund has a formal valuation policy (the "Valuation Policy"), which have been approved by the Board. Pursuant to Rule 2a-5, the Board designated the Adviser as its 'Valuation Designee' to perform fair value determinations.

All investments are recorded at fair value in good faith. Fair value is based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and for situations in which market quotations are deemed unreliable. Investments in Investment Funds normally do not have readily available market prices. The Fund uses Net Asset Value ("NAV") as a practical expedient to determine the fair value of its investments in Investment Funds. The fair values of the Investment Funds, determined by the Adviser in accordance with the Valuation Policy, are estimates. These estimates are net of the Investment Funds' management and performance incentive fees or allocations payable pursuant to the respective organizational documents of the Investment Funds. Ordinarily, the fair value of an Investment Fund is based on the net asset value of that Investment Fund reported by its investment manager. If the Adviser determines that the most recent net asset value reported by the investment manager of an Investment Fund does not represent its fair

Coller Private Credit Secondaries

Notes to Consolidated Financial Statements
March 31, 2026 (continued)

value at the NAV valuation date or if the manager of an Investment Fund fails to report a net asset value to the Fund, a fair value determination is made by the Adviser in accordance with the Valuation Policy. This includes adjusting the previous NAV provided by an investment manager with other relevant information available at the time the Adviser values an Investment Fund, including capital activity and events occurring between the reference dates of the investment manager's valuation and the relevant valuation date, to the extent that the Adviser is aware of such information. Because of the inherent uncertainty of estimates, fair value determinations based on estimates may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.

For investments that do not have readily determinable fair values and for which it is not possible to use NAV as a practical expedient, such as certain Direct Investments or certain Co-Investments, the Valuation Designee will review and value such investments using one or more of the following types of analyses:

•  Market comparable statistics and public trading multiples discounted for illiquidity and/or other factors for investments with similar characteristics.

•  Discounted cash-flow analysis, including a terminal value or exit multiple.

•  The entry valuation if the transaction was deemed a fair market transaction.

•  Valuations implied by third-party investment in similar assets or issuers.

d.  Cash and Cash Equivalents

All of the Fund's cash is held in domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. Deposits, at times, may exceed the insurance limit guaranteed by the Federal Deposit Insurance. There were no cash equivalents at March 31, 2026.

e.  Short-Term Investments

Short-term investments represent investments in money market mutual funds, which are recorded at NAV per share and approximate fair value. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

f.  Foreign Currency Translation

The books and records of the Fund are maintained in U.S. Dollars. Generally, valuations of assets and liabilities denominated in currencies other than the U.S. Dollar are translated into U.S. Dollar equivalents using valuation date exchange rates, while purchases, realized gains and losses, income and expenses are translated at transaction date exchange rates. The Fund does not separately state the portion of the results of operations due to fluctuations in foreign exchange rates. They are included with other changes in the Net Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments on the Consolidated Statement of Operations.

g.  Foreign Currency Forward Contracts

The Fund enters foreign currency forward contracts to manage foreign exchange rate risk. These contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date may be entered into as a hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency

Coller Private Credit Secondaries

Notes to Consolidated Financial Statements
March 31, 2026 (continued)

hedging transactions is to reduce the risk that the U.S. Dollar value of the Fund's foreign currency denominated investments will decline due to changes in foreign currency exchange rates. All foreign currency forward contracts are 'marked-to-market' daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency forward contract is offset by entering a closing transaction or by the delivery or receipt of the currency. The risk that counterparties may be unable to meet the terms of their contracts and the risk of unanticipated movements in the value of a foreign currency relative to the U.S. Dollar are inherent in foreign currency forward contracts.

Fair values of foreign currency forward contracts on the Consolidated Statement of Assets and Liabilities as of March 31, 2026, categorized by risk exposure:

Risk Exposure	Derivatives	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
Foreign Exchange Rate Risk	Foreign Currency Forward Contracts	Unrealized appreciation on foreign currency forward contracts	$640,431	Unrealized depreciation on foreign currency forward contracts	$—
Total			$640,431		$—

For the period from July 1, 2025 (commencement of operations) to March 31, 2026, the average monthly notional value of foreign currency forward contracts was $24,319,000.

The effect of foreign currency forward contracts on the Consolidated Statement of Operations for the period from July 1, 2025 (commencement of operations) to March 31, 2026, categorized by risk exposure:

Risk Exposure	Derivatives	Consolidated Statement of Operations Location	Fair Value	Consolidated Statement of Operations Location	Change in unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Rate Risk	Foreign Currency Forward Contracts	Net realized gain/(loss) on foreign currency forward contracts	$—	Net change in unrealized appreciation/(depreciation) on foreign currency forward contracts	$640,431
Total			$—		$640,431

h.  Disclosures about Offsetting Assets and Liabilities

The Fund is subject to requirements to disclose information about offsetting assets and liabilities and similar arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

For financial reporting purposes, the Fund does not offset derivative assets and liabilities that are subject to Master Netting Agreements ("MNA") or similar arrangements in the Consolidated Statement of Assets and Liabilities.

Coller Private Credit Secondaries

Notes to Consolidated Financial Statements
March 31, 2026 (continued)

The table below presents the amounts of the Fund's derivative assets and liabilities as of March 31, 2026: gross, net of amounts available for offset under a MNA, and net of the related collateral received and/or pledged, if any, by the Fund:

Counterparty	Derivative Assets Subject to a MNA With Counterparty	Financial Instruments Available for Offset	Collateral Received[1]	Net Amount[2]
State Street Bank & Trust Company	$640,431	$—	$—	$640,431
Total	$640,431	$—	$—	$640,431

1  In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

2  Net amount represents the net amount receivable from the counterparty in the event of default.

i.  Investment Income

Dividend income is recorded on the ex-dividend date. Income on cash and cash equivalents and Short-Term Investments is recorded on an accrual basis.

The Fund records a distribution of capital, dividends, or other monies from an Investment Fund at its fair value based on the information contained in the notice received when the distribution is received. For distributions received from Investment Funds, CollerCredit makes a determination as to whether each distribution should be recorded as interest income, dividend income, realized gain, or return of capital based on information received from the Investment Fund Manager and the Adviser's determination. Capital distributions from Secondary Investments not determined to be dividend income or interest income are typically recorded as returns of capital until the full cost basis has been returned, with excess distributions recognized as realized gains.

Interest income on the Fund's direct investment is recorded on an accrual basis to the extent that such amounts are expected to be collected. The Fund places its direct investment on non-accrual status when, in the judgment of the Adviser, collection of interest or principal is doubtful, at which point previously accrued and uncollected interest is reversed against interest income. The direct investment is restored to accrual status when, in management's judgment, the collection of principal and interest is reasonably assured.

j.  Fund Expenses

The Fund bears all expenses incurred in its conduct of the business of the Fund on an accrual basis, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund's account; legal fees; accounting, auditing, and tax preparation fees; custodial fees; fees and interest for its revolving credit facility; fees for data and software providers; costs of insurance; registration expenses; advisory fees; and expenses of its Board of Trustees (the "Trustees").

k.  Organization and Offering Costs

CollerCredit has incurred certain organizational and initial offering costs during seed period. These costs were paid by the Adviser on behalf of the Fund. Such costs incurred by the Adviser are subject to recoupment by the Adviser in accordance with the Expense Limitation Agreement (as defined below). CollerCredit's initial offering costs, are being capitalized and amortized over the 12-month period beginning at the commencement of operations. CollerCredit's organizational costs are expensed in the period they are incurred.

Coller Private Credit Secondaries

Notes to Consolidated Financial Statements
March 31, 2026 (continued)

l.  Estimates

The Fund's financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of Adviser estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

m.  Segment Reporting

The Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (ASU 2023-07). Adoption of the standard impacted financial statement disclosures only and did not affect the Fund's financial position or results of operations. The Fund's Principal Executive Officer acts as the Fund's chief operating decision maker ("CODM"), as defined in Topic 280, assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment based on the fact that the CODM monitors the operating results of the Fund as a whole and the Fund's long-term strategic asset allocation is guided by the Fund's investment objective and principal investment strategies, and executed by the Fund's investment committee, comprised of investment professionals employed by the Adviser. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund's Consolidated Schedule of Investments, Consolidated Statements of Operations, Consolidated Statement of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights.

3.  Fair Value Measurements

In conformity with U.S. GAAP ASC 820, investments are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Estimated fair values may differ from the values that would have been used if a ready market existed or if the investments were liquidated at the valuation date. This distinction determines the classification of fair value measurements for disclosure purposes.

The various types of inputs used in determining the value of the Fund's investments are summarized below for each of the three levels:

•  Level 1 – Quoted prices are available in active markets for identical investments as of the reporting date. The types of investments which would generally be included in Level 1 include listed equities, registered money market funds and other short-term investments.

•  Level 2 – Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. The types of investments which would generally be included in Level 2 include foreign exchange forward contracts, corporate bonds and loans and less liquid and restricted equity securities.

•  Level 3 – Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant Adviser judgment and/or estimation. Those unobservable inputs, that are not corroborated by market data, generally reflect the reporting entity's own assumptions about the assumptions market participants would use in determining the fair value of the investment. The types of investments which would generally be included in Level 3 are equity and/or debt securities issued by private entities.

Coller Private Credit Secondaries

Notes to Consolidated Financial Statements
March 31, 2026 (continued)

ASC 820 also permits a reporting entity to measure the fair value of an asset that does not have a readily determinable fair value based on the reported NAV, or its equivalent, as a practical expedient for its fair value. Accordingly, CollerCredit may utilize the NAV as reported by certain Investment Fund Managers as of a valuation date as a practical expedient for its fair value. If the NAV reported by certain Investment Fund Managers is not as of the same date as the valuation date, the Fund is permitted, under ASC 820, to estimate the fair value of those private assets by adjusting the most recently reported NAV as a practical expedient for fair value.

Due to the inherent uncertainty of estimates, fair value determinations based on estimates, including values derived from NAV as practical expedient may materially differ from the values that would have been used had a ready market for the securities existed. The inputs or methodology used for valuing CollerCredit's investments are not an indication of the risk associated with investing in such investments. The following table is a summary of information about the levels within the fair value hierarchy at which the Fund's investments are measured as of March 31, 2026.

The following is a summary of the Fund's investments classified in the fair value hierarchy as of March 31, 2026:

	Level 1	Level 2	Level 3	Investments Valued at NAV[1]	Total
Investments
Structured Credit Investments	$—	$—	$14,776,800	$—	$14,776,800
Primary Investments	—	—	—	14,310,809	14,310,809
Secondary Investments	—	—	—	455,447,004	455,447,004
Short-Term Investments	4,197,641	—	—	—	4,197,641
Total Investments	$4,197,641	$—	$14,776,800	$469,757,813	$488,732,254
Assets
Other Financial Instruments[2]
Foreign Currency Forward Contracts	$—	$640,431	$—	$—	$640,431
Total investments, net of Foreign Currency Forward Contracts	$4,197,641	$640,431	$14,776,800	$469,757,813	$489,372,685

1  Primary or Secondary Investment Funds that are measured at fair value using NAV (or its equivalent) as a practical expedient are not required to be categorized in the fair value hierarchy. The fair values presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Schedule of Investments.

2  Other financial instruments are derivative instruments such as forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation/(depreciation) on the instrument.

Changes in inputs or methodologies used for valuing investments, including timing of reported net asset values of underlying investments reported within the Investment Fund reported by their Investment Fund Managers, may result in transfers in or out of levels within the fair value hierarchy.

Coller Private Credit Secondaries

Notes to Consolidated Financial Statements
March 31, 2026 (continued)

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as at March 31, 2026:

Investments	Type	Fair Value	Valuation Technique	Significant Unobservable Input[1]	Range of Input	Weighted Average of Input	Valuation from an Increase in Input
Structured Credit Investments	Direct Lending/ Senior Credit	$14,776,800	Third party pricing	Broker quote	N/A	N/A	Increase

1  The fair value of the Fund's Structured Credit investment in Blue Owl GP Stakes Atlas III FBN Investors L.P. — Class C is determined using an unadjusted broker quote, and corroborated by an independent third-party valuation firm to be within an acceptable range.

	Balance as of July 1, 2025	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Gross Purchases	Gross Sales	Net Amortization of Discount/ (Premium)	Net Transfers In or Out of Level 3	Balance as of March 31, 2026
Investments
Structured Credit Investments	$—	$—	$(223,200)	$15,000,000	$—	$—	$—	$14,776,800
Total	$—	$—	$(223,200)	$15,000,000	$—	$—	$—	$14,776,800

4.  Federal Taxes Information

It is the Fund's policy to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund's policy is to comply with the provisions of the Code applicable to RICs and to distribute to its investors substantially all of its distributable net investment income and net realized gain on investments, if any, earned each period. In addition, the Fund intends to make distributions to avoid excise taxes. Accordingly, no provision for federal income or excise tax has been recorded in these financial statements.

CollerCredit intends to make distributions on a monthly basis in aggregate amounts representing substantially all of the Fund's investment company taxable income (including realized short-term capital gains), if any, earned during the period. Distributions may also include net capital gains, if any. Because CollerCredit intends to qualify annually as a RIC under the Code, the Fund intends to distribute at least 90% of its investment company taxable income to its Shareholders. Nevertheless, there can be no assurance that CollerCredit will pay distributions to Shareholders at any particular rate.

The Fund has four onshore Subsidiaries, C-SCOF Holdings, LLC; C-SCOF Investments 1, LLC; C-SCOF HoldCo 1, LLC; and C-SCOF Acquisitions 1, LLC. C-SCOF Holdings, LLC, C-SCOF HoldCo 1, LLC and C-SCOF Acquisitions, LLC, are treated as disregarded entities for U.S. federal income tax purposes. C-SCOF Investments 1, LLC is treated as a partnership for U.S. tax purposes. The Fund has one offshore subsidiary, C-SCOF Blocker 1, L.P. (the "Offshore Blocker"), which is treated as a foreign corporation for U.S. federal income tax purposes. Foreign partnerships are not subject to U.S. federal and state income taxes, and foreign corporations are only subject to U.S. federal and state income taxes to the extent they earn effectively connected income ("ECI") to the U.S. As of March 31, 2026, C-SCOF Blocker 1, L.P. has not earned any ECI, and therefore are not subject to U.S. and federal state income taxes. The Fund has one onshore subsidiary, C-SCOF Blocker 2-DE, LP (the "Onshore Blocker"). The Onshore Blocker is treated as a corporation for U.S. federal income tax purposes. The Onshore Blocker is taxed as a C-corporation for federal income tax purposes

Coller Private Credit Secondaries

Notes to Consolidated Financial Statements
March 31, 2026 (continued)

and as such is obligated to pay federal and state income tax. Under current law, the Onshore Blocker is not eligible to elect treatment as a RIC. In preparing its consolidated financial statements, the Blocker is required to recognize its estimate of income taxes for Federal and State purposes as a deferred tax asset or liability.

The Fund adopted a tax year end of March 31 (the "Tax Year"). As such, the Fund's tax basis capital gains and losses will only be determined at the end of each Tax Year.

The Adviser evaluates the tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions will 'more-likely-than-not' be sustained upon examination by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current year. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. For the period July 1, 2025 through March 31, 2026, the Fund did not incur any interest or penalties. The Fund did not have any unrecognized tax benefits as of March 31, 2026.

The character of distributions made during the period from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain or loss items for financial statement and tax purposes. Differences may be permanent or temporary. Permanent differences, including book/tax differences relating to Shareholder distributions, are reclassified among capital accounts in the consolidated financial statements to reflect the applicable tax characterization. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse in the future. The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences. These amounts will be finalized before filing the Fund's federal tax return.

Certain qualified losses incurred after October 31, 2025 or December 31, 2025, but within the taxable year are deemed to arise on the first day of the Fund's next taxable year. For the Tax Year ended March 31, 2026, the Fund did not have any Qualified Late-Year losses or Post-October Losses.

At March 31, 2026, gross unrealized appreciation / (depreciation) of investments and derivatives, based on cost for federal income tax purposes were as follows:

Tax cost of investments	$475,296,728
Gross unrealized appreciation	29,155,798
Gross unrealized depreciation	(15,720,272)
Net unrealized appreciation/(depreciation)	$13,435,526

Differences between cost amounts for financial statement and for federal income tax purposes, is due primarily to timing differences in recognizing certain gains and losses on Investment Funds.

The tax character of distributions paid during the Tax Year ended March 31, 2026:

2026
Ordinary income	$17,630,803
Long-term capital gains	—

Coller Private Credit Secondaries

Notes to Consolidated Financial Statements
March 31, 2026 (continued)

As of March 31, 2026, the components of distributable earnings/loss on a tax basis were as follows:

Undistributed ordinary income	$4,915,933
Undistributed long-term capital gains	—
Tax accumulated earnings	4,915,933
Accumulated capital and other losses	—
Other temporary differences	(608,384)
Unrealized appreciation/(depreciation)[a]	$13,432,723
Total accumulated earnings/(deficit)	$17,740,272

a)  The difference between book basis and tax basis net unrealized appreciation is primarily attributable to the tax treatment of partnerships and passive foreign investment companies.

Permanent book and tax differences, primarily attributable to non-deductible expenses, resulted in reclassification for the Tax Year ended March 31, 2026 as follows:

Adjusted paid in capital	$(512,851)
Total Distributable earnings/(deficit)	$512,851

As of March 31, 2026, the Fund had no capital loss carryovers.

Blockers are subject to U.S. federal and state income taxes. The Blockers are not consolidated with the RIC for income tax compliance purposes and may generate income tax assets or liabilities that reflect the net tax effect of temporary differences between the carrying amount of the assets and liabilities for financial reporting and tax purposes and tax loss carryforwards.

For financial reporting purposes, the components of income before provision for income taxes were as follows:

Tax Year Ended March 31, 2026
Domestic	$2,407
Foreign	—
Income (loss) before income taxes	$2,407

The provision for income tax expense (benefit) is comprised of the following:

Tax Year ended March 31, 2026
Current:
Federal	$505
State	$—
Foreign	$—
Total Current Tax Expense (Benefit)	$505

Coller Private Credit Secondaries

Notes to Consolidated Financial Statements
March 31, 2026 (continued)

Tax Year ended March 31, 2026
Deferred:
Federal	$—
State	$—
Foreign	$—
Total Deferred Tax Expense (Benefit)	$—
Total Provision for Income Taxes	$505

The effective tax rate of 21% is calculated as follows:

Federal tax (benefit) at statutory rate	$505	20.98%
State tax (benefit), net of federal benefit	—	0.00%
Adjustment to deferred tax values	—	0.00%
Rate change	—	0.00%
Total Provision for income tax expense (benefit)	$505	20.98%

Significant components of the Blocker's deferred tax assets (liabilities) recognized in the financial statements are as follows:

Deferred Tax Assets:	$—
Deferred Tax Liabilities:	$—
Valuation Allowance:	$—
Net Deferred Tax Assets (Liabilities)	$—

The Fund and Blockers are subject to examination by federal and state income tax authorities. The Fund and Blockers do not have any on-going federal or state income tax examinations. Tax year ending March 31, 2026 is the initial tax year for the Fund and Blockers thus there are no prior tax years open to examination.

5.  Advisory Fee, Incentive Fee, and Other Transactions with Affiliates

a. Advisory Fee. In consideration of the advisory services provided by the Adviser, the Fund accrues monthly and pays quarterly the Adviser a fee at an annual rate of 1.00% based on the greater of (i) the Fund's NAV and (ii) the Fund's NAV less cash and cash equivalents plus the total of all commitments made by the Fund that have not yet been drawn for investment (the "Advisory Fee"). The Advisory Fee will be computed as of the last day of each month, and will be due and payable quarterly in arrears within five Business Days after the completion of the NAV computation for each quarter. In no event will the Advisory Fee exceed 2.00% as a percentage of the Fund's NAV. For the purposes of calculating the Advisory Fee, a "commitment" is defined as a contractual obligation to acquire an interest in, or provide the total commitment amount over time to, a Private Credit Investment when called by the Private Credit Investment. During any given fiscal year, the basis for the Advisory Fee could be larger than the Fund's NAV due to unfunded commitments to invest in Private Credit Investments.

For purposes of determining the Advisory Fee payable to the Adviser for any quarter, the Fund's net asset will be calculated monthly prior to the inclusion of any amounts of the Advisory Fee or Incentive Fee (defined below) payable to the Adviser or to any purchases or repurchases of Shares of the Fund or any distributions by the Fund for that month, including, without limitation, the Advisory Fee and Incentive Fee payable to the Adviser. The Advisory Fee is paid to the Adviser quarterly out of the Fund's assets, and therefore decreases the net profits or increases the net losses of the Fund.

Coller Private Credit Secondaries

Notes to Consolidated Financial Statements
March 31, 2026 (continued)

The services of all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. The Fund bears all other costs and expenses of its operations and transactions as set forth in its Investment Advisory Agreement with the Adviser (the "Investment Advisory Agreement"). In addition to the fees and expenses to be paid by the Fund under the Investment Advisory Agreement, the Adviser and its affiliates will be entitled to reimbursement by the Fund of the Adviser's and its affiliates' cost of providing the Fund with certain non-advisory services. If persons associated with the Adviser or any of its affiliates, including persons who are officers of the Fund, provide accounting, legal, clerical, compliance or administrative and similar oversight services to the Fund at the request of the Fund, the Fund will reimburse the Adviser and its affiliates for their costs in providing such accounting, legal, clerical, compliance or administrative and similar oversight services to the Fund (which costs may include an allocation of overhead including rent and the allocable portion of the salaries and benefits of the relevant persons and their respective staffs, including travel expenses), using a methodology for determining costs approved by the Board.

The Adviser has contractually agreed to reduce its Advisory Fee to an annual rate of 0.5% until the one-year anniversary of the Fund's commencement of operations (the "Advisory Fee Waiver Agreement"). The reduction of the Advisory Fee under the Advisory Fee Waiver Agreement is not subject to recoupment by the Adviser under the Expense Limitation Agreement.

b. Incentive Fee. In addition to the Advisory Fee, the Adviser will be entitled to receive an incentive fee equal to 12.5% of the Fund's pre-incentive fee net investment income for each calendar quarter subject to a 5.0% annualized hurdle rate, with a 100% catch up (the "Incentive Fee"). "Pre-incentive fee net investment income" means interest income, dividend income, income generated from original issue discounts, payment-in-kind income, and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees or income that the Fund receives from Private Credit Investments) earned or accrued during the calendar quarter, minus the Fund's operating expenses for the quarter (excluding the Incentive Fee and any distribution and/or shareholder servicing fees).

Pre-incentive fee net investment income does not include any component of capital gains or capital appreciation. The Adviser is not entitled to any incentive fee based on the capital gains or capital appreciation of the Fund or its investments.

For the period from July 1, 2025 through March 31, 2026, there was no incentive fee charge and no amount of incentive fee payable is outstanding at the end of the reporting date.

c. Expense Limitation Agreement. Pursuant to an expense limitation agreement (the "Expense Limitation Agreement"), the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, if required to ensure that certain annual operating expenses (excluding the Advisory Fee (as defined above) and any Distribution and Servicing Fee, interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, borrowing costs, merger or reorganization expenses, shareholder meetings expenses, litigation expenses, expenses associated with the acquisition and disposition of investments (including interest and structuring costs for borrowings and line(s) of credit) and extraordinary expenses, if any; collectively, the "Excluded Expenses") do not exceed 0.75% per annum (excluding Excluded Expenses) of the Fund's average monthly net assets of each class of Shares. With respect to each class of Shares, the Fund agrees to repay the Adviser any fees waived under the Expense Limitation Agreement or any other expenses the Adviser reimburses in excess of the Expense Limitation Agree-ment for such class of Shares, provided that repayments do not cause the Fund's other expenses for that class

Coller Private Credit Secondaries

Notes to Consolidated Financial Statements
March 31, 2026 (continued)

of Shares to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Adviser, whichever is lower. The Expense Limitation Agreement will have a term ending one year from the date the Fund commences operations, and the Adviser may extend the term for a period of one year on an annual basis. The Adviser may not terminate the Expense Limitation Agreement during its initial one-year term. The Adviser has reimbursed $263,432 to the Fund, all of which was for the period from July 1, 2025 (commencement of operations) through March 31, 2026.

Any such repayments must be made within thirty-six months after the month in which the Adviser waived the fee or reimbursed the expense.

6.  Distribution and Servicing Fee

Class D Shares and Class S Shares are subject to an ongoing distribution and shareholder servicing fee (the "Distribution and Servicing Fee") to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of Shareholders who own Class D Shares or Class S Shares of the Fund. Although the Fund is not an open-end investment company, it intends to comply with the terms of Rule 12b-1 as a condition of the SEC exemptive relief, which permits the Fund to have, among other things, a multi-class structure and Distribution and Servicing Fees. Accordingly, the Fund has adopted a distribution and servicing plan for its Class D Shares and Class S Shares (the "Distribution and Servicing Plan") and pays the Distribution and Servicing Fee with respect to its Class D Shares and Class S Shares. The Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act. Class D Shares and Class S Shares pay a Distribution and Servicing Fee to the Distributor at an annual rate of 0.25% and 0.85%, respectively, based on the net assets of the Fund attributable to such class (i.e., a proportionate share of the Fund's aggregate net assets). For purposes of determining the Distribution and Servicing Fee, NAV will be calculated prior to any reduction for any fees and expenses, including, without limitation, the Distribution and Servicing Fee payable.

Class I Shares are not subject to a Distribution and Servicing Fee.

The Adviser may pay additional compensation out of its own resources (i.e., not the Fund's assets) to certain selling agents or financial intermediaries in connection with the sale of the Shares. The additional compensation may differ among brokers or dealers in amount or in the method of calculation. Payments of additional compensation may be fixed dollar amounts or, based on the aggregate value of outstanding Shares held by Shareholders introduced by the broker or dealer, or determined in some other manner. Receiving additional compensation by a selling broker or dealer may create actual or potential conflicts of interest between an investor and its broker or dealer recommending the Fund over other potential investments.

7.  Accounting and Administration Agreement

CollerCredit has retained State Street Bank and Trust Company (the "Administrator") to provide it with certain administrative services, including fund administration, fund accounting, custodian and transfer agency services. The Fund compensates the Administrator for these services and reimburses the Administrator for certain out-of-pocket expenses (the "Administration Fee"). The Administration Fee is paid to the Administrator out of the assets of CollerCredit and therefore decreases the net profits or increases the net losses of the Fund.

Coller Private Credit Secondaries

Notes to Consolidated Financial Statements
March 31, 2026 (continued)

For its services the Administrator receives a monthly fee that is based upon the average net assets of the Fund, fees on portfolio transactions, as well as reasonable out-of-pocket expenses. For the period from July 1, 2025 (commencement of operations) to March 31, 2026, the Fund incurred $236,527 in fund accounting and administration fees, $38,620 in transfer agent fees and $23,373 in custodian fees, all due to the Administrator.

8.  Revolving Credit Facility

On September 5, 2025, the Fund entered into a senior secured credit agreement (the "Revolving Credit Facility") with the Royal Bank of Canada, New York Branch (the "Lender"). The amount of the Revolving Credit Facility was initially $50 million, later raised to $100 million during the period and will mature on March 4, 2027, and is renewable annually. The Revolving Credit Facility provides the Fund a revolving line of credit to satisfy repurchase requests, to meet capital calls and cover unfunded commitments, and to otherwise provide the Fund with short-term working capital and bridge timing of acquisitions of Investment Funds in advance of the receipt of investor subscriptions. Borrowings on the Revolving Credit Facility are collateralized by all assets of the Fund.

The Revolving Credit Facility has an interest rate at the secured overnight financing rate plus a margin of between 1.55% to 1.65% per annum, and a facility fee of between 1.10% and 1.20% per annum. In connection with the Revolving Credit Facility, the Fund incurs a quarterly arrangement fee of 0.025%, which is recognized as financing costs in the Consolidated Statements of Operations.

For the period from July 1, 2025 (commencement of operations) to March 31, 2026, expenses incurred by the Fund related to the Revolving Credit Facility were $582,921. No amounts were drawn during the reporting period. The Fund is subject to certain debt covenants with the Lender and has satisfied all the requirements through March 31, 2026.

9.  Capital Share Transactions

The Fund offers three separate classes of beneficial common shares designated as Class I ("Class I Shares"), Class D ("Class D Shares") and Class S ("Class S Shares"). Each class of Shares has identical voting, dividend, liquidation and other rights and will be subject to the same terms and conditions, except each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The issue price of each of the Shares at the Commencement of Operations was $5.0000 per Share. Thereafter, the purchase price per each of the Shares was based on the net asset value ("NAV") per Share as of the date such Shares were purchased. Fractions of Shares are issued to one one-thousandth of a Share. As of March 31, 2026, the net increase/(decrease) in outstanding shares of Class I and Class S was, 95,200,241 and 2,223,612, respectively. No Class D Shares have yet been issued.

The Adviser has commenced offering additional Shares equal to 3% of new cash subscriptions for each class of Shares, applicable to subscription dates from February 1, 2026 through July 1, 2026. Payments for such additional Shares are made from the assets of the Adviser and/or its affiliates and not the Fund. Neither the investor nor the Fund uses its own assets to purchase these additional Shares, and such additional Shares have the same rights as other Shares of the same Share class. Investors retain all dividends attributable to such additional Shares, whether paid in cash or reinvested. If any Shares purchased by an investor are repurchased by the Fund within three years of the initial purchase date, any additional Shares received in connection with such purchase will be forfeited and transferred automatically to the Adviser. As of March 31, 2026, 20,320 Class I and 64,590 Class S additional Shares had been issued under the program, none of which have yet reached the third anniversary of their initial purchase date.

Coller Private Credit Secondaries

Notes to Consolidated Financial Statements
March 31, 2026 (continued)

	For the Period Ended March 31, 2026
Coller Private Credit Secondaries	Shares	Dollar Amounts
Class I Shares
Reorganization	92,089,729	$460,448,646
Proceeds from the sale of shares	927,624	4,842,848
Reinvestment of distributions	2,162,568	11,318,027
Capital Contribution from Adviser for additional shares	20,320	106,285
Increase in Shares and Net Assets	95,200,241	$476,715,806
Class S Shares
Proceeds from the sale of shares	2,152,995	$10,778,000
Reinvestment of distributions	6,027	30,256
Capital Contribution from Adviser for additional shares	64,590	323,340
Increase in Shares and Net Assets	2,223,612	$11,131,596

The Fund accepts initial and additional purchases of Shares as of the first business day of each calendar month at the Fund's then-current net asset value per Share of each respective share class (determined as of the close of business on the last business day of the immediately preceding month). The minimum initial investment in the Fund by any investor is $1,000,000 with respect to Class I Shares and $50,000 for either the Class S Shares or Class D Shares. The minimum additional investment in the Fund by any investor is $10,000, except for additional purchases pursuant to the dividend reinvestment plan. Investors subscribing through a broker/dealer or registered investment adviser may have shares aggregated to meet these minimums, so long as initial investments in CollerCredit are not less than $1,000,000 with respect to Class I Shares and $50,000 with respect to Class S Shares or Class D Shares, as applicable, and incremental contributions are not less than $10,000. The Fund, in its sole discretion, may waive the investment minimum.

No Shareholder has the right to require the Fund to repurchase his, her or its Shares. To provide a limited degree of liquidity to Shareholders, at the sole discretion of the Adviser and subject to the Board's approval, the Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders. The Adviser expects that, beginning after the Fund completes its first full year of operations, it will recommend to the Board (subject to its discretion) that the Fund offer to repurchase Shares from Shareholders on a quarterly basis in an amount expected to be approximately 5% of the Fund's net asset value.

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder's purchase of the shares.

10.  Investment Fund Transactions

Total purchases of Private Credit Investments, other than in-kind contributions, for the period amounted to $426,883,421. There were no sales of Investment Funds for the period July 1, 2025 to March 31, 2026.

11.  Contingent Liabilities

The Fund indemnifies its officers, managers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure

Coller Private Credit Secondaries

Notes to Consolidated Financial Statements
March 31, 2026 (continued)

under these arrangements is unknown as this would involve future claims that may be made against the Fund which cannot be predicted with any certainty. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

12.  Commitments

As of March 31, 2026, the Fund had unfunded capital commitments to its Investment Funds totaling $129,683,160.

CollerCredit's Structured Credit Investments, Primary Investments and Secondary Investments, along with their corresponding unfunded commitments and other attributes as at March 31, 2026, are summarized in the table below:

Investment	Strategy	Fair Value	Unfunded Commitments	Redemption Frequency	Notice Period (In Days)	Redemption Restriction Terms
Structured Credit Investments	Direct investment in a structured credit instrument issued in connection with a general partner stakes transaction	$14,776,800	$—	None	N/A	Liquidity in the form of distributions
Primary Investments	Investments in newly launched Investment Funds	$14,310,809	$11,695,314	None	N/A	Liquidity in the form of distributions
Secondary Investments	Investments in existing Investment Funds that are typically acquired in privately negotiated transactions	$455,447,004	$117,987,846	None	N/A	Liquidity in the form of distributions

13.  Principal Risk Factors

The following are certain principal risk factors that relate to the operations and terms of the Fund. An investment in the Fund involves material risks, including performance risk, liquidity risk, business and financial risk, risks associated with the use of leverage, valuation risk, tax risk and other risks.

There is no assurance that the investments held within the Fund will be profitable, that there will be proceeds from the investments available for distribution out to shareholders, nor that the Fund will achieve its investment objective. An investment in the Fund is speculative and involves a high degree of risk. Fund performance may be volatile and a Shareholder could incur a total or substantial loss of its investment. There can be no assurance that projected or targeted returns for the Fund will be achieved.

Private Credit Investment Risk. The Fund's Investment Fund portfolio will include structured credit assets, Secondary Investments, Co-Investments and direct-lending credit assets issued primarily by unlisted companies. The Investment Funds that the Fund invests in also hold private credit securities issued primarily by private companies. Operating results for private credit in a specified period may be difficult to determine. Such investments involve a high degree of business and financial risk that can result in substantial losses.

The Fund is subject to the risks of its Private Credit Investments. The Fund's investments in Investment Funds are themselves, subject to a number of risks. Investment Funds are expected to be illiquid, their marketability

Coller Private Credit Secondaries

Notes to Consolidated Financial Statements
March 31, 2026 (continued)

may be restricted and the realization of investments from them may take considerable time and/or be costly. Although the Adviser will seek to receive detailed information from each Investment Fund regarding its business strategy and any performance history. In addition, Investment Funds may have little or no near-term cash flow available to distribute to investors, including the Fund.

Investment Funds are ordinarily valued based upon valuations provided by the Investment Fund Manager, which may be received on a delayed basis. Certain securities in which the Investment Funds invest may not have a readily ascertainable market price and are fair valued by the Investment Fund managers. The Adviser reviews and performs due diligence on the valuation procedures used by each Investment Fund manager and monitors the returns provided by the Investment Funds.

The Fund will pay asset-based fees, and in several cases, will be subject to performance-based fees in respect to the performance of its Investment Funds. Such fees and performance-based compensation are in addition to the Fund's Advisory Fee. In addition, performance-based fees charged by underlying Investment Fund managers may create incentives for the Investment Fund Managers to make risky investments, and may be payable by the Fund to an Investment Fund Manager based on an Investment Fund's positive returns, even if the Fund's overall returns are negative. A Shareholder in the Fund will indirectly bear a proportionate share of the fees and expenses of the Investment Funds, in addition to its proportionate share of the expenses of the Fund.

Market Risk. Investments made by the Fund may be materially affected by market, economic and political conditions in the United States and in the non-U.S. jurisdictions in which its investments operate, including factors affecting interest rates, the availability of credit, currency exchange rates and trade barriers. These factors are outside the control of the Adviser and could adversely affect the liquidity and value of the Fund's investments and reduce the ability of the Fund to make new investments.

Volatile conditions in the capital markets may cause limitations on the ability of companies, in the Fund's Investments Funds portfolio, to obtain capital, or subject such companies to higher costs of capital for financing. This lack of available credit could impede upon the ability of such companies to complete investments and higher costs of capital could reduce the returns of the Fund and its Investment Funds.

Currency Risk. Changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment or its foreign exchange forward contracts. In the event of an adverse movement, the Fund may be required to pay substantial additional margin to maintain its position, or, its returns may be adversely affected.

Financing Risk. A lender to the Fund may terminate or refuse to renew any revolving credit facility into which it has entered. If the Fund is unable to access additional credit, it may be forced to sell its interests in Investment Funds at inopportune times, which may further depress the Fund's returns.

Leverage Risk. The Fund may utilize leverage, which is speculative and involves heightened risks. Although leverage will increase the Fund's investment return if its interest in an Investment Fund purchased with borrowed funds earns a greater return than the interest expense the Fund incurs to borrow those funds, leverage magnifies the Fund's exposure to declines in the value of one or more underlying reference assets or creates investment risk with respect to a larger pool of assets than the Fund would otherwise have and may be considered a speculative technique. The value of an investment in the Fund will be more volatile, and other risks tend to be compounded if the Fund borrows or uses leverage or its Investments Funds have their own embedded leverage.

Coller Private Credit Secondaries

Notes to Consolidated Financial Statements
March 31, 2026 (continued)

Out of Market Risk. The Fund will at times, including for temporary defensive purposes in times of adverse or unstable market, economic or political conditions, or pending the anticipated purchase of an Investment Fund, hold assets in cash, money market instruments and other short-term investments that may be inconsistent with its principal investment strategies and that may impair the Fund's performance.

Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund may be subject to a relatively high level of management risk because the Fund invests in private credit assets. The Fund's allocation of its investments across Investment Funds, Direct Investments and other portfolio investments representing various strategies, geographic regions, asset classes and sectors may vary significantly over time based on the Adviser's analysis and judgment. It is possible that the Fund be exposed to an investment that performs poorly or underperforms other investments under various market conditions.

Valuation Risk. The Fund is subject to valuation risk, that one or more of the securities in which the Fund invests are valued at prices that the Fund is unable to obtain upon sale due to factors such as incomplete data, market instability, or with respect to securities for which there are no readily available market quotations, the inherent difficulty in determining the fair value of certain types of investments. The Adviser may, but is not required to, use an independent pricing service or prices provided by dealers to value securities at their market value. Because the secondary markets for certain investments may be limited, such instruments may be difficult to value.

A substantial portion of the Fund's assets consist of Investment Funds and Direct Investments for which there are no readily available market quotations. The information available in the marketplace for such companies, their securities and the status of their businesses and financial conditions is often extremely limited, outdated and difficult to confirm. Accordingly, because there is not a readily available market value for most of the investments in the Fund's portfolio, substantially all of the fair value of the Investment Funds are determined by the Adviser in accordance with the Valuation Policy as stated above in Note 2.

Liquidity Risk. The Fund invests a significant amount of its assets in Investment Funds for which no public market exists. There can be no guarantee that the Fund's investments could ultimately be realized at the Fund's valuation of such investments.

Legal Risk. Changes in legal, tax, and regulatory frameworks may occur at any time and could negatively affect the Fund. The regulatory landscape for private credit funds continues to evolve, and such developments may limit Investment Funds' ability to execute their investment strategies. Consequently, these changes could adversely influence the performance of the Investment Funds and, in turn, the results of the Fund.

Non-Diversified Status. The Fund is a 'non-diversified' investment company for purposes of the 1940 Act, which means it is not subject to percentage limitations on assets that may be invested in the assets of any one issuer. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund, like the Fund, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Fund.

Macroeconomic Risks. Global events, including, without limitation, pandemics or other severe public health events, armed conflict (including wars, terrorist acts or security operations), natural disasters, rising interest rates, heightened inflation, supply chain disruptions, geopolitical risks, trade conflict, economic sanctions and volatility in the banking and financial sector have disrupted global economies and financial markets, and their

Coller Private Credit Secondaries

Notes to Consolidated Financial Statements
March 31, 2026 (continued)

prolonged economic impact is uncertain. These adverse developments could negatively affect the Fund's performance or operations. The operational and financial performance of the Fund's investments depends on future developments, including the duration, spread and conclusion of these events and such uncertainty may in turn impact the value of the Fund's investments.

14.  Subsequent Events

Share subscriptions subsequent to the end of the period were approximately $11.5 million. The Board approved a share tender offer for June 30, 2026 to repurchase shares of up to 5% of NAV.

The Adviser has evaluated subsequent events through June 1, 2026, the date the financial statements were issued (or available to be issued) and has determined that there were no other subsequent events that require disclosure in or adjustment to the consolidated financial statements or the accompanying notes.

(b)            Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this Report, the Fund has adopted a code of ethics that applies to the Fund’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party (the “Code of Ethics”). During the period covered by this Report, no substantive amendments were made to the Code of Ethics. During the period covered by this Report, the Fund did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

The Code of Ethics is attached hereto as Exhibit 19(a)(1) and to the Fund’s registration statement. Shareholders may also obtain copies of the Code of Ethics without charge by sending a request to the following e-mail address: CC.PrivateWealth@collercapital.com.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Board has determined that the Fund has at least one “audit committee financial expert” serving on the audit committee of the Board (the “Audit Committee”), as such term is defined for purposes of Item 3 of Form N-CSR.

(a)(2)	The Board has determined that David Sung and Jerome Garcia are each an audit committee financial expert. The Board has determined that each Mr. Sung and Mr. Garcia are “independent” in that, (i) other than in his capacity as a member of the Audit Committee and the Board of Trustees of the Fund, he has not accepted, directly or indirectly, any consulting, advisory or other compensatory fee from the Fund, and (ii) he is not an “interested person” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed to the Fund for the period June 27, 2025 (effectiveness of the Fund) through March 31, 2026, for professional services rendered by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm (“PwC”), for the audit of the Fund’s annual financial statements and services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $265,000.

(b)	Audit-Related Fees. The aggregate fees billed to the Fund for the period June 27, 2025 (effectiveness of the Fund) through March 31, 2026, for assurance and related services by PwC that were reasonably related to the performance of the audit of the Fund’s financial statements and not reported in Item 4(a) above were $0.

(c)	Tax Fees. The aggregate fees billed to the Fund for the period June 27, 2025 (effectiveness of the Fund) through March 31, 2026, for professional services rendered by PwC for tax compliance, tax advice and tax planning was $0

(d)	All Other Fees. For the period June 27, 2025 (effectiveness of the Fund) through March 31, 2026, $10,000 was billed for products and services provided by PwC, other than the services reported in Items 4(a) through (c) above.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures. During its regularly scheduled periodic meetings, the Fund’s Audit Committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Fund.

The Audit Committee may, from time to time, delegate to one or more of its members who are “independent trustees” (as defined in Section 2(a)(19) of the 1940 Act) pre-approval authority for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees that are pre-approved are presented to the Audit Committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: (i) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the Fund to its principal accountant during the fiscal year in which services are provided; (ii) such services were not recognized by the Fund at the time of engagement as non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee of the Fund, approved prior to the completion of the audit, and approved based upon a determination that the service is eligible for waiver.

(e)(2)	All services described in paragraphs (b) through (d) of this Item 4 were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by PwC for services rendered to the Fund, Coller Private Market Secondaries Advisors, LLC (the “Adviser”) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund for the period June 27, 2025 (effectiveness of the Fund) through March 31, 2026, was $0.

(h)	The Fund’s principal accountant notified the Fund’s Audit Committee of all non-audit services that were rendered by the principal accountant to the Fund’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides services to the Fund, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Fund’s Audit Committee to consider whether such services were compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)	Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6. Investments.

(a)	The Fund’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not Applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not Applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not Applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The Fund’s Board of Trustees

The Board consists of five individuals, three of whom are Independent Trustees. The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established two standing committees: the Audit Committee and the Governance Committee. Each committee is chaired by, and composed of, Independent Trustees.

Approval of the Fund's Investment Advisory Agreement

At a meeting held on February 24, 2026 (the “Meeting”), the Board of Trustees (the “Board”) of the Fund, including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Fund or Coller Private Market Secondaries Advisors, LLC (the “Adviser”), voted to approve a new investment advisory agreement between the Fund and the Adviser (the “New Agreement”), which is intended to go into effect upon the completion of the Transaction (as defined below; the “Closing”). The Board, including a majority of the Independent Trustees, also approved an interim investment advisory agreement between the Fund and the Adviser (the “Interim Agreement”), which is intended to go into effect upon the Closing only if the shareholders of the Fund have not approved the New Agreement as of that time. If the Interim Agreement goes into effect, it will permit the Adviser to continue serving as the investment adviser to the Fund for a period not to exceed 150 days following the Closing pursuant to Rule 15a-4 under the 1940 Act. The Board’s evaluative process is more fully described below.

Prior to and during meetings leading up to the Meeting, the Board reviewed and discussed information furnished by the Adviser and EQT, as requested by the Independent Trustees, that the Board considered reasonably necessary to evaluate the terms of the New Agreement and the Interim Agreement. Such information included, among other things, the terms and anticipated impacts of EQT’s pending acquisition of Coller Capital (the “Transaction”) on the Fund and its shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Fund and its shareholders, the Board also considered information furnished for prior meetings of the Board, including, but not limited to, information provided in connection with prior meetings of the Board.

The Board, including the Independent Trustees, concluded that the New Agreement and Interim Agreement, including the fees payable thereunder, were fair and reasonable, and it voted to approve the New Agreement and Interim Agreement and to recommend that shareholders approve the New Agreement as well.

Shortly after the announcement of the Transaction, the Independent Trustees met on January 26, 2026 and also met with Mr. Elmhirst and other representatives of the Adviser on January 30, 2026 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Fund and its shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested additional information to assist the Independent Trustees in their evaluation of the New Agreement and Interim Agreement and the implications of the Transaction. The Independent Trustees met again on February 23, 2026, to discuss the information they had received regarding the Transaction, the New Agreement and Interim Agreement and to further assess the expected ramifications of the Transaction for the Fund and its shareholders.

The Independent Trustees again met with senior representatives of the Adviser and EQT at the Meeting to further discuss the approval of the New Agreement and Interim Agreement. The representatives from the Adviser and EQT each made presentations to, and responded to questions from, the Independent Trustees. The Independent Trustees considered the Adviser’s and EQT’s responses related to the Transaction and specifically to the Fund, as well as information received in connection with the 2025 Annual Approval Process, with respect to its evaluation of the New Agreement and Interim Agreement. Among other information, the Board considered:

Information about the Transaction and its Terms

·	Information about the material terms and conditions, and expected impact, of the Transaction that relate to the Fund, including the expected impact on the businesses conducted by the Adviser and Coller Capital with respect to the Fund;
·	Information about the advantages of the Transaction as it relates to the Fund and its shareholders;
·	A commitment that the Fund would not bear any expenses, directly or indirectly, in connection with the Transaction, including with respect to the solicitation of shareholder approval of the New Agreement;
·	A commitment that, for a period of three years after the Closing, at least 75% of the Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;
·	A commitment that EQT would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Fund as a result of the Transaction;
·	Information with respect to the potential impact of the Transaction on personnel and/or other resources of the Adviser and Coller Capital, as well as any retention-based compensation intended to incentivize key personnel at the Adviser and Coller Capital;
·	Information regarding any changes that are expected with respect to the Fund’s slate of officers as a result of the Transaction;

Information about EQT

·	Information about EQT’s overall business, including information about the investment management and related businesses that EQT operates;
·	Information about EQT’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Fund;
·	Information on how the Fund and Coller Capital are expected to fit within EQT’s overall business strategy, and any changes that EQT contemplates implementing to the Fund in the short- or long-term following the closing of the Transaction (the “Closing”);
·	Information regarding how existing risk management protocols and procedures at EQT may impact the Fund and/or the businesses of the Adviser and Coller Capital, as they relate to the Fund;
·	Information regarding the financial condition and reputation of EQT, its global presence, experience as a fund sponsor and manager, and commitment to maintain a high level of cooperation with, and support to, the Fund;

Information about the New Agreements and Interim Agreements

·	A representation that, after the Closing, the Fund will continue to be advised by the Adviser;
·	Information regarding the terms of the New Agreement and the Interim Agreement, including certain changes as compared to the current investment advisory agreement between the Fund and the Adviser (the “Current Agreement”);
·	Information confirming that the fees payable under the New Agreement and Interim Agreement are not changed as compared to the Current Agreement;
·	A representation that the New Agreement and the Interim Agreement will not cause any diminution in the nature, extent and quality of services provided by the Adviser to the Fund and its shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

·	A report from an independent data provider comparing the investment performance of the Fund to the investment performance of comparable funds, over various time periods as of the 2025 Annual Approval Process for C-SPEF, as well as performance information as of a more recent date for the Fund;
·	A report from an independent data provider comparing the Fund’s total expense ratio (and its components) to those of comparable funds, as well as fee and expense information as of a more recent date for the Fund;
·	Profitability analyses of the Adviser as of a recent date for the Fund and information regarding the impact of the Transaction on profitability;

 Information about Portfolio Management

·	Descriptions of the investment management services currently provided and expected to be provided to the Fund after the Closing, as well as the Fund’s investment strategies and policies;
·	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;
·	Information regarding any contemplated changes to the policies and practices of the Adviser as a result of the Transaction;

 Information about the Adviser and Coller Capital

·	Information about the financial results and condition of the Adviser and Coller Capital, and any material changes in financial condition that are reasonably expected to occur before and after the Closing;
·	Confirmation that there are no immediately contemplated post-Closing changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund;

·	The Code of Ethics of the Adviser, together with information relating to compliance with, and the administration of, such codes;
·	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
·	Information concerning the resources devoted to compliance efforts undertaken by the Adviser, including descriptions of its various compliance programs and its record of compliance;
·	Information concerning the business continuity and disaster recovery plans of the Adviser and Coller Capital;

Other Relevant Information

·	Confirmation that the Adviser intends to continue to manage the Fund in a manner materially consistent with the Fund’s current investment objective(s) and principal investment strategies;
·	Information regarding EQT’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;
·	Confirmation that the Adviser and EQT will continue to keep the Board apprised of developments as the Transaction progresses and prior to and, as applicable, following the Closing;
·	Confirmation that the current senior management team at Coller Capital has indicated its strong support of the Transaction; and
·	Information regarding the fact that EQT and Coller Capital will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Adviser regarding investment and performance matters. The Board also received information regarding fair valuation methodologies and risk management techniques employed in connection with the management of the Fund. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Fund, and received reports and participated in presentations provided by the Adviser with respect to such matters.

The Independent Trustees were advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The Independent Trustees, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreement and Interim Agreement and the weight to be given to each such factor. The conclusions reached with respect to the New Agreement and Interim Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreement and Interim Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreement and Interim Agreement, the Board considered the responsibilities of the Adviser under the Investment Advisory Agreement, and the services provided by the Adviser to the Fund, including, without limitation, the management, oversight, operational, and governance services that the Adviser and its employees provide to the Fund, the Adviser’s coordination of services for the Fund by its service providers, its compliance procedures and practices, and its efforts to promote the Fund. The Board also considered the background and experience of the Adviser’s senior management personnel. The Board noted that certain of the Fund’s officers are employees of the Adviser or its affiliates and serve the Fund without additional compensation from the Fund. The Board further considered information regarding the Adviser’s program designed to ensure compliance with federal securities and other applicable laws and the Adviser’s risk management processes.

In evaluating the nature, extent and quality of services to be provided by the Adviser under the New Agreement and the Interim Agreement, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Adviser, and that EQT and Coller Capital have advised the Board that, following the Closing, there is not expected to be any diminution in the nature, extent and quality of services provided by the Adviser to the Fund and its shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

The Board also considered the financial resources of EQT and Coller Capital and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Fund of being part of a larger combined organization with greater financial resources following the Closing, as well as information on how the Fund is expected to fit within EQT’s overall business strategy and any changes that EQT contemplates in the short- or long-term following the Closing. The Board considered the commitments made by EQT to retaining senior management and personnel of the Adviser under the terms of the Transaction. The Board also noted EQT’s and the Adviser’s commitment to keep the Board apprised of developments with respect to its long-term plans for the relationship between EQT and Coller Capital following the Transaction.

In evaluating the nature, extent and quality of the services to be provided under the New Agreement, the Board also considered investment performance information provided for the Fund. In this regard, the Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group). In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against applicable peer groups.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Adviser and EQT, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Fund by the Adviser, and that the Transaction was not expected to have an adverse effect on the ability of the Adviser to provide those services. After reviewing the foregoing information and discussing the Adviser’s proposed services to the Fund, the Board concluded that the nature, extent, and quality of the services provided by the Adviser are satisfactory and appropriate for the Fund and expected to be consistent with the terms of the New Agreement and Interim Agreement.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory services (referred to as “management fees”), as well as information provided as of a recent date. As part of its review, the Board considered the Fund’s management fees and total expense ratio, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on the Fund’s total expense ratio relative to comparable funds, as identified by the Adviser in response to inquiries from the Independent Trustees. The Board considered that the New Agreement and Interim Agreement do not change the Fund’s management fee rate, incentive fee, or the computation method for calculating such fees. The Board noted the management fee and gross and net expenses for the Fund relative to its peer group and considered the Adviser’s explanations of any variances. [Counsel to insert CollerCredit-specific peer-group findings.]

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Adviser, the Board concluded that the fees paid to the Adviser by the Fund are appropriate and representative of arm’s-length negotiations.

Profitability and “Fall-Out” Benefits

The Board considered information about the Adviser’s estimated profitability with respect to the Fund, as well as the costs of services provided by the Adviser to the Fund. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, were not deemed to be excessive by the Board.

The Board considered information from the Adviser and EQT that there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Fund that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Adviser and EQT, in connection with their respective relationships with the Fund, the including promotion of the Adviser’s name and enhancement of its reputation in the industry and the possibility that such benefits could also accrue to EQT. The Board also noted that the Adviser and EQT could benefit from possible growth of the Fund resulting from enhanced distribution capabilities, including with respect to the Fund’s potential access to intermediaries with whom EQT has strong preexisting relationships. The Board concluded that any potential benefits derived by the Adviser and EQT were consistent with the types of benefits generally derived by investment advisers to other funds.

Economies of Scale

Because the Fund is relatively new and has a limited operating history, the Board noted that there was very limited information regarding economies of scale with respect to the Fund to be reviewed. The Board also considered that it is difficult to estimate whether the Fund would experience economies of scale. The Board determined to evaluate economies of scale on an ongoing basis as a result of asset growth of the Fund. The Board also acknowledged that the concept of economies of scale is a complex subject as to determining with a fair degree of certainty whether economies of scale exist, to what extent they exist, whether scale can result in additional expenses, and alternative ways advisers can share benefits of economies of scale.

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreement and Interim Agreement for the Fund and recommended that shareholders approve the New Agreement.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated its proxy voting responsibility to the Adviser, pursuant to the proxy voting policies and procedures of the Adviser. The Adviser’s proxy voting policies and procedures are attached as Exhibit 19(c).

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	As of March 31, 2026, the following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Steven Stolk, Partner, Co-Head of Investment and Head of CIO Office, joined Coller Capital in 2013. As Co-Head of Investment and Deputy CIO, Mr. Stolk has joint responsibility for Coller Capital’s investment team and investment process globally. He is based in Coller Capital’s London office and chairs the Investment Committee. Prior to joining Coller Capital in 2013, Mr. Stolk was a Partner at Plane Tree Capital, where he focused on clean energy investments in Latin America. Previously, he was an Associate at ABN AMRO. Mr. Stolk has a BA (Hons) in International Relations and Diplomatic History from the University of Pennsylvania and an MBA from London Business School.

Richard Jason Alexander Elmhirst, Partner, Head of Coller Capital Private Wealth Secondaries Solutions, joined Coller Capital in 2022. Mr. Elmhirst is one of the voting members on the Investment Committee and is based in the firm’s London office. Prior to joining Coller Capital in April 2022, Mr. Elmhirst spent 25 years at UBS where he led the Private Markets effort within UBS Global Wealth Management, based in London. Prior to that Mr. Elmhirst co-founded and co-led the Private Funds Group within UBS Investment Bank, based in New York. He previously worked at Freshfields in London where he qualified as a solicitor working in the Tax Team with a focus on collective investment schemes. Mr. Elmhirst has a degree in law (LLB) from the University of Bristol.

Michael Schad, Partner, Head of Coller Credit Secondaries, As Head of Coller Credit Secondaries, Michael is responsible for the growth and development of Coller Credit Secondaries, beyond his day-to-day origination activity. He is based in the firm’s London office. Prior to joining Coller Capital in 2005, Michael worked in the investment banking divisions of Deutsche Bank and Credit Suisse First Boston in London. Michael has a BA (Hons) in International Business Studies from the European Business School, London and an MSc in Finance from the London Business School.

Ed Goldstein, Partner, Chief Investment Officer of Coller Credit Secondaries, Ed is Chief Investment Officer for Coller Credit Secondaries, beyond his day-to-day origination activity, and is based in the firm’s New York office. Prior to joining Coller Capital in 2009, Ed was a Managing Director at GSO Capital Partners’ London and New York offices where he had responsibility for debt origination. He has also worked at Credit Suisse as a Director of its Investment Banking division. Ed has a BS in Economics from the University of Pennsylvania and an MBA from the University of Chicago.

(a)(2)	The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of March 31, 2026: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles, and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance, unless otherwise noted:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Steven Stolk
Registered Investment Companies	1	$1.47 billion	0	0
Other Pooled Investment Vehicles	10	$6.9 billion	3	$5.2 billion
Other Accounts	4	$1.2 billion	1	$325 million
Richard Jason Alexander Elmhirst
Registered Investment Companies	1	$1.47 billion	0	0
Other Pooled Investment Vehicles	2	$2.6 billion	0	0
Other Accounts	0	0	0	0
Ed Goldstein
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	1	$811 million	0	0
Other Accounts	0	0	0	0
Michael Schad
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	1	$811 million	0	0
Other Accounts	0	0	0	0

Potential Conflicts of Interest

A potential conflict of interest may arise because of a portfolio manager’s provision of advisory services to other accounts. Other accounts may pay higher management fees and/or performance fees than the Fund, and this could create an incentive for a portfolio manager to favor such funds in the allocation of investment opportunities.

The Adviser has implemented procedures that are designed to ensure that investment opportunities are allocated in a manner that: (i) treats all of its clients fairly and equitably; (ii) prevents conflicts regarding allocation of investment opportunities among its clients; and (iii) complies with applicable regulatory requirements. For example, the Adviser uses an allocation methodology designed to allocate all investments based on a defined allocation procedure. Notwithstanding the foregoing, an aggregated investment may be allocated on a different basis under certain circumstances depending on factors which include, but are not limited to, available cash, liquidity requirements, risk parameters and legal and/or regulatory requirements.

The Adviser and its investment personnel, including a portfolio manager, may hold investments in other accounts. This may create an incentive for the Adviser and its investment personnel to take investment actions based on those investment interests which might diverge, in some cases, from the interests of other clients or favor or disfavor certain funds over other funds. Any potential conflict that arises from these circumstances is mitigated by several factors, including: (i) the fact that the Adviser’s investment process is designed to achieve long-term capital appreciation as opposed to short-term profits and (ii) the fact that the allocation process is controlled by finance and compliance personnel for the Adviser.

(a)(3)	The following description regarding portfolio manager compensation is provided as of March 31, 2026:

The Adviser’s philosophy on compensation is to provide senior professionals incentives that are tied to both short-term and long-term performance of Coller Capital. All investment professionals are salaried. Further, all investment professionals are eligible for a short-term incentive bonus each year that is discretionary and based upon the professional’s performance, as well as the performance of the business. For their services to the Fund, the portfolio managers receive a salary, a discretionary bonus, and certain retirement benefits from the Adviser or its affiliates. Additionally, each of the portfolio managers have equity interests in the Adviser and its subsidiaries and indirectly benefit from the success of the Fund based on their ownership interest.

(a)(4)	The following table indicates the dollar range of securities beneficially owned by each primary portfolio manager, as of March 31, 2026. Aggregate Dollar Range, if applicable, includes each primary portfolio manager’s deferred compensation balance attributable to the Fund through participation in the Adviser's deferred compensation plan. If applicable, this reflects an obligation of the Adviser to pay deferred compensation to the primary portfolio manager at a future date in an amount based on the performance of the Fund and accordingly, is the economic equivalent of an investment in Fund shares.

Portfolio Manager	Aggregate Dollar Range of Securities in the Fund
Steven Stolk	None
Richard Jason Alexander Elmhirst	None
Ed Goldstein	None
Michael Schad	None

(b)	Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Fund during the period covered by this Report.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board during the period covered by this Form N-CSR filing.

Item 16. Controls and Procedures.

(a)	The Fund’s principal executive and principal financial officers have concluded, based on their evaluation of the Fund’s disclosure controls and procedures as of a date within 90 days of the filing date of this Report, that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c)) are reasonably designed to ensure that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Fund in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Fund’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	The Fund’s Code of Ethics is included herein.

(a)(2)	Not applicable.

(a)(3)	The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	The Proxy Voting Policies and Procedures of Coller Private Market Secondaries Advisors, LLC are filed herewith in response to Item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Coller Private Credit Secondaries

By:	/s/ Richard Jason Alexander Elmhirst
Richard Jason Alexander Elmhirst
Chief Executive Officer

Date:	June 5, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By:	/s/ Richard Jason Alexander Elmhirst
Richard Jason Alexander Elmhirst
Chief Executive Officer

Date:	June 5, 2026

By:	/s/ Josh Schnurman
Josh Schnurman
Chief Financial Officer

Date:	June 5, 2026